                                                                   Exhibit 10.31

                              AMENDMENT NO. 1 TO
                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT
                  --------------------------------------------

     This is an Amendment No. 1 dated as of June 8, 2000 (the "Amendment") to that certain Amended and Restated Shareholders' Agreement dated as of September 10, 1999 (the "Agreement") by and:

among: GREENWICH TECHNOLOGY PARTNERS, INC., a Delaware corporation (the "Corporation");

and: the holders of Preferred Stock of the Corporation identified on the signature pages hereto (collectively, the "Preferred Shareholders").

     Capitalized terms used herein and not otherwise defined have the meaning set forth in the Agreement.

                                   RECITALS
                                   --------

     WHEREAS, the Corporation, the Series D Investors and the Series E Investors are parties to the Agreement;

     WHEREAS, certain of the Preferred Shareholders are purchasing from the Corporation shares of its Series F Preferred Stock, $0.01 par value per share, pursuant to the Investment Agreement; and

     WHEREAS, the Corporation and certain of the parties to the Agreement, representing at least 66 2/3% in interest of the outstanding Shares on the date hereof, wish to amend the Agreement to include such Preferred Shareholders as further set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereby agree as follows:

1. The definition of "Investment Agreements" in Section 1 of the Agreement shall be deleted in its entirety and replaced with the following:

" "Investment Agreements": (a) The Investment Agreement dated as of the date hereof by and among the Corporation and the Series F Investors (the "Investment Agreement"), (b) the Investment Agreement dated as of September 10, 1999 by and among the Corporation and the Series E Investors, as amended by an Amendment no. 1 thereto dated as of January 14, 2000 (the "September 1999 Agreement"), (c) the Investment Agreement dated as of February 1, 1999 by and among the Corporation and the Series D Investors (the "February 1999 Agreement"), (d) the Investment Agreement dated as of August 7, 1998 by and among the Corporation and FG-GTPC (the "August 1998 Agreement"), (e) the Investment Agreement dated as of June 25, 1998 by and among the Corporation, FG-GTPC and Carpentieri (the "June 1998 Agreement"), and (f) the Investment Agreement dated as of December 9, 1997 by and among the Corporation, Persistence and FG-GTP (the "December 1997 Agreement")."

2. The definition of "Prior Shareholders' Agreements" in Section 1 of the Agreement shall be deleted in its entirety and replaced with the following:

"  "Prior Shareholders' Agreements":   (a) the Shareholders' Agreement dated as
of February 1, 1999 by and among the Corporation, the Series D Investors, and the other holders of shares of Preferred Stock of the Corporation as of such date, (b) the Shareholders' Agreement dated as of August 7, 1998 by and between the Corporation and FG-GTPC, (c) the Shareholders' Agreement dated as of June 25, 1998 by and among the Corporation, FG-GTPC and Carpentieri and (d) the Shareholders' Agreement dated as of December 9, 1997 by and among the Corporation, Persistence and FG-GTP."

3. The definition of "Shareholder" or "Shareholders" in Section 1 of the Agreement shall be deleted in its entirety and replaced with the following:

" "Shareholder" or "Shareholders": The parties to this Agreement or any amendment hereto (other than the Corporation), and their respective Permitted Transferees so long as they shall own Shares.

4.  The following shall be added to Section 1 of the Agreement:

" "Series F Investors": The holders of the Corporation's Series F Preferred Stock."

5. The definition of "Successor Permitted Owner" in Section 1 of the Agreement shall be deleted in its entirety and replaced with the following:

" "Successor Permitted Owner": Any Person in which 80% or more of the beneficial equity interests are owned by Joseph Beninati, Rhonda Beninati, the children or descendants of Joseph Beninati and/or Rhonda Beninati, and/or any trust for the primary benefit of Joseph Beninati, Rhonda Beninati and/or their children and/or descendants."

6.      The following sentence shall be added at the end of Section 5(a):

"In addition, each Shareholder hereby waives any rights of notice to and rights of first refusal which he, she or it may have to purchase any of the Series F Preferred Stock being purchased under the Investment Agreement."

7. Sections 7.2, 7.5, and 7.7 shall be revised such that in each instance, the words "Third Amended and Restated Certificate of Incorporation" shall be deleted and replaced with the words "Fourth Amended and Restated Certificate of Incorporation"

8. Section 8.3 shall be deleted in its entirety and replaced with the following:

     "8.3 With regard to the two directors to be elected by the holders of the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred, the Series E Preferred Stock and the Series F Preferred Stock, voting together as a single class (the Preferred Stock voting on an as-converted into Common Stock basis), pursuant to the terms of the Fourth Amended and Restated Certificate of Incorporation, all such Shareholders who are parties to this Agreement hereby agree to vote for each of Dennis M. Goett, the Chief Financial Officer of the Corporation, and David H.W. Turner, each of whom shall serve for a period of one year and unless and until his successor is subsequently elected."

9.   Section 8 shall be deleted in its entirety and replaced with the following:

     "9.  FINANCIAL INFORMATION.  The Corporation covenants and agrees to
          ---------------------
furnish to the Preferred Shareholders (other than (A) holders of Series E Preferred Stock that purchased less than $1.0 million in shares of Series E Preferred Stock as of the date of such purchase, (B) holders of Series F Preferred Stock that have purchased less than $1.0 million in shares of Series F Preferred Stock on the date hereof, (C) any holder of Series D Preferred Stock if such holder fails at any time to own at least 50% of the Series D Preferred Stock purchased by such holder pursuant to the February 1, 1999 Investment Agreement, (D) any holder of Series E Preferred Stock if such holder fails at any time to own at least 50% of the Series E Preferred Stock purchased by such holder pursuant to the September 1999 Agreement, or (E) any holder of Series F Preferred Stock if such holder fails at any time to own at least 50% of the Series F Preferred Stock purchased by such holder pursuant to the Investment Agreement) as soon as practicable and in any event (i) within 120 days after the end of each fiscal year of the Corporation, the audited balance sheet of the Corporation as at the end of such fiscal year and the related statements of income, retained earnings and changes in financial position for such fiscal year, setting forth in the each case in comparative form (for each year other than the first fiscal year) corresponding figures from the preceding annual audit, prepared in accordance with generally accepted accounting principles consistently applied and certified by independent public accountants selected by the Corporation and (ii) within 45 days after the end of each fiscal quarter of the Corporation, the unaudited balance sheet of the Corporation as at the end of such fiscal period and the related statements of income, retained earnings and changes in financial position for such fiscal quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to normal year-end audit adjustments. The Preferred Shareholders agree that this
Section 8 supersedes and replaces in their entirety the obligations of the Corporation contained in Section 6.3.1 of the August 1998 Agreement, Section
6.2.1 of the June 1998 Agreement, Section 7.2.1 of the December 1997 Agreement, and Section 6.2 of the February 1, 1999 Investment Agreement, and such sections of the August 1998 Agreement, June 1998 Agreement, December 1997 Agreement, February 1999 Agreement and the September 1999 Agreement shall have no further force or effect subsequent to the date hereof."

10. The first sentence of Section 9.1 of the Agreement shall be deleted and replaced with the following:

     "The Corporation hereby grants to each Series D Investor, each Series E Investor and each Series F Investor that holds at least 100,000 Shares (each an "Investor") the right of first offer to purchase such Investor's pro rata share ("Pro Rata Share") of New Securities (as defined in Section 9.2) that the Corporation may, from time to time, propose to sell and issue."

11.  Section 9.2(iii) shall be deleted and replaced with the following:

     "(iii) securities issued as consideration in connection with the acquisition of another Person by the Corporation by merger, purchase of substantially all of the assets, or otherwise;"

12.  Section 12.1(ii) shall be deleted and replaced with the following:

     "(ii) when transmitted, if sent by fax with confirmed receipt, followed by a "hard" copy delivered by any other method specified in this Section 12.1; or"

13.     Miscellaneous.

     13.1 Original Agreement. In all other respects, the Agreement will remain unchanged and in full force and effect.

     13.2 Binding Effect; Assignment. This Amendment No. 1 is binding on the Corporation and the Shareholders and their respective heirs, personal representatives and successors in interest.

     13.3  Interpretation; Construction.

     13.3.1. The terms of this Amendment No. 1 have been fully negotiated by the parties in consultation with counsel, and the wording of this Amendment No. 1 has been arrived at by all of them as a result of their joint discussions. Accordingly, no provision of this Amendment No. 1 shall be construed against a particular party or in favor of another party merely because of which party (or its representative) drafted or supplied the wording for such provision.

     13.3.2. Section headings appearing in this Amendment No. 1 are inserted solely as reference aids for the ease and convenience of the reader; they shall not be deemed to modify, limit or define the scope or substance of the provisions they introduce, nor shall they be used in construing the intent or effect of such provisions.

     14. Multiple Counterparts. This Amendment No. 1 may be signed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when each of the parties has signed and delivered a counterpart to the other.

     15. Governing Law. This Amendment No. 1 shall be governed by and interpreted according to the laws of Delaware, but without giving effect to any Delaware choice of law provisions which might otherwise make the Laws of a different jurisdiction govern or apply.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Corporation and the Shareholders have executed this Agreement as of the day and year first above written.


THE CORPORATION:                      THE PREFERRED SHAREHOLDERS:

GREENWICH TECHNOLOGY                  PERSISTENCE PARTNERS, L.P.
PARTNERS, INC.
                                      By:  JOBEN EQUITIES, LTD., its General
                                           Partner

By: /s/ Joseph Beninati               By: /s/ Joseph Beninati
   -----------------------------         ------------------------------------
   Name:  Joseph Beninati                Name:   Joseph Beninati
   Title:  Chief Executive Officer       Title:  Chief Executive Officer


                                      FG-GTP


                                      By: /s/ Kathleen Shepphird
                                          --------------------------------------
                                          Name:  Kathleen Shepphird
                                          Title: Managing Director


                                      FG-GTPC


                                      By: /s/ Kathleen Shepphird
                                         ---------------------------------------
                                         Name:  Kathleen Shepphird
                                         Title: Managing Director


                                      FG-GTPD


                                      By: /s/ Kathleen Shepphird
                                         ---------------------------------------
                                         Name:  Kathleen Shepphird
                                         Title: Managing Director


                                      FG-GTPE


                                      By: /s/ Kathleen Shepphird
                                         ---------------------------------------
                                         Name:  Kathleen Shepphird
                                         Title: Managing Director

                                      FG-GTPF


                                      By: /s/ Kathleen Shepphird
                                         ---------------------------------------
                                         Name:  Kathleen Shepphird
                                         Title: Managing Director


                                      VANTAGEPOINT COMMUNICATIONS PARTNERS, LP


                                      By:  VantagePoint Communications
                                           Associates, LLC, its General Partner


                                      By: /s/ Jeff Marshall
                                         ---------------------------------------
                                         Name:  Jeff Marshall
                                         Title: Managing Member


                                      VANTAGEPOINT VENTURE PARTNERS 1996, LP


                                      By:  VantagePoint Associates, LLC, its
                                           General Partner


                                      By: /s/ Jeff Marshall
                                         ---------------------------------------
                                         Name:  Jeff Marshall
                                         Title: Managing Member



                                         /s/ Dennis M. Goett
                                         ---------------------------------------
                                         Dennis M. Goett


                                         CHASE VENTURE CAPITAL ASSOCIATES, L.P.

                                         By: /s/ Stephen Murray
                                            -----------------------------------
                                            its General Partner


                                         By:
                                            ____________________________________
                                            Name:
                                            Title:

                                         JUNIPER NETWORKS


                                         By: /s/ Lisa C. Berry
                                             -----------------------------------
                                         Name:  Lisa C. Berry
                                         Title: Vice President, General Counsel
                                                and Secretary



                                         BLUE VECTOR


                                         By: /s/ Michael Tunstall
                                             -----------------------------------
                                         Name:
                                         Title:


                                         AZURE CAPITAL PARTNERS


                                         By: /s/ Paul Ferris
                                             -----------------------------------
                                         Name:
                                         Title: